Exhibit 99.2

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  February 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-1

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     1.   The amount of such distribution allocable to principal:

     Class 1-A1.....$       0.00000000       Class 1-A13....$       0.00000000
     Class 1-A2.....$      68.98056574       Class 1-A14....$       0.00000000
     Class 1-A3.....$      87.96900140       Class 1-A15....$       0.00000000
     Class 1-A4.....$      28.02177753       Class 1-PO.....$       1.08492751
     Class 1-A5.....$      61.20267774       Class 1-M......$       0.72060875
     Class 1-A6.....$       0.00000000       Class 1-B1.....$       0.72061050
     Class 1-A7.....$       0.00000000       Class 1-B2.....$       0.72060909
     Class 1-A8.....$       0.00000000       Class 1-B3.....$       0.72060696
     Class 1-A9.....$       0.00000000       Class 1-B4.....$       0.72061111
     Class 1-A10....$       0.00000000       Class 1-B5.....$       0.72061434
     Class 1-A11....$       0.00000000       Class 1-R......$       0.00000000
     Class 1-A12....$       0.00000000       Class 1-RL.....$       0.00000000

     2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 1-A1.....$       0.00000000       Class 1-A13....$       0.00000000
     Class 1-A2.....$      67.74855239       Class 1-A14....$       0.00000000
     Class 1-A3.....$      86.39784896       Class 1-A15....$       0.00000000
     Class 1-A4.....$      27.52130028       Class 1-PO.....$       1.06555038
     Class 1-A5.....$      60.10957977       Class 1-M......$       0.00000000
     Class 1-A6.....$       0.00000000       Class 1-B1.....$       0.00000000
     Class 1-A7.....$       0.00000000       Class 1-B2.....$       0.00000000
     Class 1-A8.....$       0.00000000       Class 1-B3.....$       0.00000000

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     Class 1-A9.....$       0.00000000       Class 1-B4.....$       0.00000000
     Class 1-A10....$       0.00000000       Class 1-B5.....$       0.00000000
     Class 1-A11....$       0.00000000       Class 1-R......$       0.00000000
     Class 1-A12....$       0.00000000       Class 1-RL.....$       0.00000000

     3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 1-A1.....$       0.00000000       Class 1-A13....$       0.00000000
     Class 1-A2.....$       5.53594793       Class 1-A14....$       6.25000000
     Class 1-A3.....$       5.83962590       Class 1-A15....$       6.25000000
     Class 1-A4.....$       5.00282607       Class 1-M......$       6.19787381
     Class 1-A5.....$       3.99279828       Class 1-B1.....$       6.19787523
     Class 1-A6.....$       5.15624866       Class 1-B2.....$       6.19787576
     Class 1-A7.....$       1.89937167       Class 1-B3.....$       6.19787565
     Class 1-A8.....$       6.25000000       Class 1-B4.....$       6.19787778
     Class 1-A9.....$       6.04166667       Class 1-B5.....$       6.19777643
     Class 1-A10....$       0.06666667       Class 1-R......$       6.30000000
     Class 1-A11....$       0.14166667       Class 1-RL.....$       6.30000000
     Class 1-A12....$       6.25000000       Class 1-S......$       0.26784165

     4.   Accrual Amount:

                Class A13A        $           0.00
                Class A13B        $       2,020.56

     5.   The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.......$       55,398.48

     The amounts below are for the aggregate of all Certificates.

     6. The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable to principal made on such Distribution Date:.........$  247,813,213.10

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:...................              877

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     7.   The  Class  Certificate  Principal  Balance  of  each  Class  and  the
          Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                        Class Certificate         Single
                                        Principal Balance   Certificate Balance
                                        -----------------   -------------------

          Class 1-A1....................$            0.00   $             0.00
          Class 1-A2....................$   17,988,462.38   $           834.85
          Class 1-A3....................$   51,843,275.67   $           865.44
          Class 1-A4....................$   62,798,406.00   $           788.77
          Class 1-A5....................$   10,472,014.39   $           713.16
          Class 1-A6....................$    2,791,000.00   $         1,000.00
          Class 1-A7....................$   13,263,014.39   $           758.97
          Class 1-A8....................$   25,145,000.00   $         1,000.00
          Class 1-A9....................$   24,000,000.00   $         1,000.00
          Class 1-A10...................$   24,000,000.00   $         1,000.00
          Class 1-A11...................$   24,000,000.00   $         1,000.00
          Class 1-A12...................$    3,480,000.00   $         1,000.00
          Class 1-A13...................$      325,310.38   $            53.35
          Class 1-A14...................$   31,000,000.00   $         1,000.00
          Class 1-A15...................$    2,500,000.00   $         1,000.00
          Class 1-PO....................$      601,873.34   $           974.93
          Class 1-M.....................$    4,460,217.67   $           990.94
          Class 1-B1....................$    3,717,013.21   $           990.94
          Class 1-B2....................$    3,270,099.60   $           990.94
          Class 1-B3....................$    1,338,758.96   $           990.94
          Class 1-B4....................$      891,845.34   $           990.94
          Class 1-B5....................$    1,189,736.16   $           990.94
          Class 1-R.....................$          100.00   $         1,000.00
          Class 1-RL....................$          100.00   $         1,000.00
          Class 1-S.....................$  222,226,679.20   $           812.18


     8. The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value........................................$        0.00
          unpaid principal balance..........................$        0.00
          number of related mortgage loans..................            0

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     9.   The  aggregate  number and  aggregate  Principal  Balances of Mortgage
          Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                 Number               9    Principal Balance $    2,199,828.80
               (2)  60-89 days
                 Number               1    Principal Balance $      308,056.60
               (3)  90 days or more
                 Number               0    Principal Balance $            0.00

          (b)  in foreclosure
                 Number               5    Principal Balance $    1,696,923.90

     10. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ..............        $            0.00

     11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

               Class 1-S: ........................   0.374200%


          1.  Senior Percentage for such Distribution Date: ....... 94.21309000%

          2.  Group I Senior Percentage for such Distribution Date: 94.21309000%

          3.  Group II Senior Percentage for such Distribution Date: 0.00000000%

          4.  Senior Prepayment Percentage for such Distribution
              Date:................................................100.00000000%

          5.  Group I Senior Prepayment Percentage for such
              Distribution Date: ..................................100.00000000%

          6.  Group II Senior Prepayment Percentage for such
              Distribution Date: ..................................  0.00000000%

          7.  Junior Percentage for such Distribution Date: .......  5.78691000%

          8.  Junior Prepayment Percentage for such Distribution
              Date:................................................  0.00000000%